LA JOLLA COVE INVESTORS, INC.
1150 SILVERADO STREET., SUITE 218
LA JOLLA, CALIFORNIA 92037
TELEPHONE: (858) 551-8789
FACSIMILE: (858) 551-8779
steven@LJCInvestors.com
LA JOLLA www.LJCInvestors.com SAN FRANCISCO

July 19, 2012

Mr. Anthony Mason, President
Worthington Energy, Inc.
Anthony Mason
Worthington Energy, Inc.
220 Montgomery Street, #1094
San Francisco, CA 94104-3413

VIA E-MAIL (mason4762@gmail.com) ONLY

Dear Mr. Mason,

This letter shall serve as notice that we formally withdraw our letter of default and acceleration dated June 14, 2012

Very truly yours,

Steven Romanoff, General Counsel

cc: David Manno, Esq., Sichenzia Ross Friedman Ference LLP (DManno@SRFF.COM)